Joint Filer Information

NAME: Highbridge International LLC

ADDRESS: The Cayman Corporate Centre, 4th Floor
         27 Hospital Road
         George Town, Grand Cayman
         Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER:  Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 24, 2007

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ Carolyn Rubin
                -----------------------------------
                Name:  Carolyn Rubin
                Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.

  ADDRESS:   c/o Highbridge Capital Management, LLC
             9 West 57th Street, 27th Floor
             New York, New York 10019

DESIGNATED FILER:  Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 24, 2007

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ Carolyn Rubin
                ----------------------------------
                Name:  Carolyn Rubin
                Title: Managing Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 24, 2007

SIGNATURE:
              /s/ Glenn Dubin
              ---------------------------
              GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 24, 2007

SIGNATURE:
              /s/ Henry Swieca
              -------------------------
              HENRY SWIECA